December 1, 1996
                       THE DREYFUS/LAUREL FUNDS TRUST --
                          PREMIER MANAGED INCOME FUND
                           SUPPLEMENT TO PROSPECTUS
                               DATED MAY 1, 1996
        THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES THE THIRD PARAGRAPH IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "SHAREHOLDER SERVICES -- AUTOMATIC WITHDRAWAL PLAN."
        No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that the amounts withdrawn under the plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Automatic Withdrawal Plan. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed on an annual basis 12% of the value of the shareholder's account will be subject to a CDSC on the amounts exceeding 12% of the initial account value. Class C shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.
        THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "HOW TO REDEEM FUND SHARES -- REINVESTMENT PRIVILEGE."
REINVESTMENT PRIVILEGE -- Upon written request, you may reinvest up to the number of Class A or Class B shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, a Class B shareholder's account will be credited with an amount equal to the CDSC previously paid upon redemption of the Class B shares reinvested. The Reinvestment Privilege may be exercised only once.

                           (CONTINUED ON REVERSE SIDE)

        THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "HOW
TO BUY FUND SHARES."
        The DDA number for payment transmitted by wire to Boston Safe Deposit and Trust Company for purchase of Class A, Class B, Class C or Class R shares of the Fund in your name is as follows:
                                 DDA# 044350
The wire must indicate which Class of shares is being purchased and must include the other required information with respect to wire payments set forth under "How to Buy Fund Shares" in the Fund's Prospectus.
        THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "HOW
TO BUY FUND SHARES--CLASS A SHARES."
        Effective immediately, a CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase.
                                                                349/749s120196